UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 16, 2017

LANDAUER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9788	06-1218089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Science Road, Glenwood, Illinois	60425
(Address of Principal Executive Offices)	(Zip Code)

(708) 755-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on February 16, 2017.  The Company’s stockholders voted on the following four proposals at the Annual Meeting.

Proposal One:

The stockholders voted to elect Jeffrey A. Bailey, William G. Dempsey, Teri G. Fontenot, Michael P. Kaminski, Michael T. Leatherman, David E. Meador, Frank B. Modruson and Jeffrey A. Strong as directors, each to serve for a term of one year expiring at the 2018 Annual Meeting.  The votes for each were as follows:

Michael T. Leatherman
Director	For	Against	Abstain	Broker Non-Votes
Jeffrey A. Bailey	8,135,188	44,513	5,091	746,029
William G. Dempsey	8,124,580	42,277	17,935	746,029
Teri G. Fontenot	8,136,359	43,363	5,070	746,029
Michael P. Kaminski	8,133,609	45,791	5,392	746,029
Michael T. Leatherman	8,113,388	55,530	15,874	746,029
David E. Meador	8,122,347	57,354	5,091	746,029
Frank B. Modruson	7,817,439	362,162	5,191	746,029
Jeffrey A. Strong	8,119,561	59,840	5,391	746,029

Directors who continued in office for the current year were Stephen C. Mitchell and Thomas M. White. Additionally, as previously disclosed, upon Mr. Dempsey’s re-election as a director at the Annual Meeting, he became the non-executive Chairman of the Board of Directors  of the Company.

Proposal Two:

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017.  The votes were cast as follows:

For	Against	Abstain
8,908,333	16,062	6,426

Proposal Three:

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders.  The votes were cast as follows:

,535,
For	Against	Abstain	Broker Non-Votes
8,028,175	108,565	48,052	746,029

Proposal Four:

The Company’s stockholders approved, on a non-binding advisory basis, 1 Year as the frequency of the advisory vote regarding the compensation of the Company’s named executive officers.  The votes were cast as follows:

,535,
1 Year	2 Years	3 Years	Abstain
6,443,396	53,169	1,675,131	13,096

Based on these results, the Company will continue to hold an annual advisory vote on the compensation of the named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives.

Item 8.01	Other Events

On February 16, 2017, the Board declared a regular quarterly cash dividend of $0.275 per share.  The dividend will be paid on April 4, 2017, to shareholders of record on March 17, 2017.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form

8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

6
EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated February 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

February 23, 2017	By:	/s/ Daniel J. Fujii
Daniel J. Fujii
Chief Financial Officer

Exhibit Index

No.	Description

99.1	Press Release dated February 21, 2017